Exhibit 32.1

This certification accompanies this report and is being furnished pursuant to
Item 601(b)(32) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and the Securities Exchange Act of 1934, as
amended (the “Exchange Act”), and pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002. This certification shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed “filed” by the Registrant for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, or incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the
Registrant specifically incorporates it by reference into such a filing.

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of ARTISTdirect, Inc. (the “Registrant”) on Form 10-Q for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Jonathan V. Diamond, Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my best knowledge:

     (1) the Quarterly Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934, as amended; and

     (2) the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: June 6, 2004

/s/ JONATHAN V. DIAMOND
Jonathan V. Diamond
Chief Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to ARTISTdirect, Inc. and will be retained by ARTISTdirect, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.